Exhibit 99.1

STONEMOR PARTNERS L.P. ANNOUNCES DATE OF SPECIAL MEETING AND STONEMOR GP LLC ANNOUNCES EFFECTIVENESS OF REGISTRATION STATEMENT ON FORM S-4

TREVOSE, PA –November 15, 2019 – StoneMor Partners L.P. (NYSE: STON) (“StoneMor” or the “Partnership”) a leading owner and operator of cemeteries and funeral homes, today announced that StoneMor GP LLC’s (“GP”) Registration Statement on Form S-4, relating to the previously announced conversion of GP from a Delaware limited liability company into a Delaware corporation to be named StoneMor Inc. (the “Company” when referring to StoneMor Inc. subsequent to such conversion) (the “Conversion”) and the merger of a wholly owned subsidiary of GP with and into the Partnership and the Partnership becoming a wholly-owned subsidiary of the Company (the “Merger”), has become effective as of November 15, 2019, and that the Partnership has filed a definitive proxy statement/prospectus with the SEC for the special meeting of its unitholders to vote on the approval of the previously announced Merger and Reorganization Agreement (the “Merger Agreement”) and the transactions contemplated thereby.

The special meeting of the Partnership unitholders will be held on December 20, 2019, at the Courtyard Philadelphia Bensalem, 3280 Tillman Road, Bensalem, PA 19020. All Partnership common units and Series A Convertible Preferred Units (together with our common units, the “units”) of record as of the close of business on November 4, 2019, which is the record date for the special meeting, will be entitled to vote their units. The approval of the Merger Agreement and the transactions contemplated thereby, including, among other things, the Conversion and the Merger, requires the affirmative vote of at least a majority of the outstanding units, voting together as a class, and as such, not voting will have the same effect as a vote against the merger.

Pursuant to the terms of the previously announced merger agreement, upon completion of the merger, Partnership unitholders (other than certain affiliates of GP) converted into the right to receive one share of common stock, par value $0.01 per share of the Company (the “Company Shares”).

GP and the Partnership expect the transaction to close late 2019, subject to certain closing conditions under the terms of the Merger Agreement, including receipt of the required approval by the Partnership’s unitholders and the satisfaction of other customary closing conditions.

Important information about the merger and the special meeting of the Partnership’s unitholders is included in the proxy statement/prospectus, which has been filed with the SEC and which will be mailed on or about November 15, 2019 to all Partnership unitholders as of the record date. Partnership unitholders whose units are held in “street name” by a bank, broker or other nominee will receive instructions from the bank, broker or other nominee that they must follow in order to have their units voted. Most brokers offer the ability for unitholders to submit voting instructions by mail by completing a voting instruction card, by telephone and via the internet. Any unitholders holding units in “street name” should instruct their bank, broker or other nominee to vote their units as soon as practicable to ensure that such units are voted at the special meeting.

Partnership unitholders and their brokers who have questions about the merger or the special meeting, or desire additional copies of the proxy statement/prospectus or additional proxy cards or voting instruction forms should contact D.F. King & Co., Inc., the Partnership’s proxy solicitor, at: D.F. King & Co., Inc., toll free for unitholders at (800-967-4607).

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About StoneMor Partners L.P.

StoneMor Partners L.P., headquartered in Trevose, Pennsylvania, is an owner and operator of cemeteries and funeral homes in the United States, with 321 cemeteries and 89 funeral homes in 27 states and Puerto Rico. StoneMor’s cemetery products and services, which are sold on both a pre-need (before death) and at-need (at death) basis, include: burial lots, lawn and mausoleum crypts, burial vaults, caskets, memorials, and all services which provide for the installation of this merchandise. For additional information about StoneMor Partners L.P., please visit StoneMor’s website, and the investors section, at http://www.stonemor.com.

Important Information for Investors and Unitholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

In connection with the proposed Conversion and Merger, StoneMor GP LLC (to be converted into a corporation named StoneMor Inc. (“GP”)) and StoneMor Partners L.P. (the “Partnership”) have filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, which includes a prospectus of GP and a proxy statement of the Partnership. GP and the Partnership also plan to file other documents with the SEC regarding the proposed transaction. A definitive joint proxy statement/prospectus will be mailed to the unitholders of the Partnership on or about November 15, 2019. INVESTORS AND UNITHOLDERS OF THE PARTNERSHIP ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED CONVERSION AND MERGER FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED CONVERSION AND MERGER. Investors and unitholders will be able to obtain free copies of the joint proxy statement/prospectus and other documents containing important information about GP and the Partnership through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Partnership will be available free of charge on their internet website at www.stonemor.com or by contacting their Investor Relations Department at (215) 826-4440.

Participants in the Solicitation

The Partnership, GP, and its directors and certain of its members and executive officers may be deemed to be participants in the solicitation of proxies from the unitholders of the Partnership in connection with the proposed transaction. Information about the directors and executive officers of GP is set forth in the Partnership’s Annual Report on Form 10-K which was filed with the SEC on April 3, 2019. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. Free copies of these documents can be obtained using the contact information above.

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this press release, including, but not limited to, information regarding the anticipated timing of the Conversion and Merger are forward-looking statements. Generally, the words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “project,” “expect,” “predict,” “focus,” “review,” “cash flow,” “confident,” “filed timely,” and similar expressions identify these forward-looking statements. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Forward-looking statements are based on management’s current expectations and estimates. These statements are neither promises nor guarantees and are made subject to certain risks and uncertainties that could cause actual results to differ materially from the results stated or implied in this press release. StoneMor’s major risks are related to our substantial secured and unsecured indebtedness, our ability to refinance our secured indebtedness in the near term, uncertainties associated with the cash flow from pre-need and at-need sales, trusts and financings, which may impact StoneMor’s ability to meet its financial projections, service its debt and resume paying distributions, as well as with StoneMor’s ability to maintain an effective system of internal control over financial reporting and disclosure controls and procedures.

StoneMor’s additional risks and uncertainties include, but are not limited to: StoneMor’s ability to successfully implement its strategic plan relating to achieving operating improvements, including driving asset-level accountability and profitability, improving sales productivity and effectiveness, reducing operating expenses and improving financial reporting efficiencies; the effect of economic downturns; the impact of StoneMor’s significant leverage on its operating plans; the decline in the fair value of certain equity and debt securities held in StoneMor’s trusts; StoneMor’s ability to attract, train and retain an adequate number of sales people; uncertainties associated with the volume and timing of pre-need sales of cemetery services and products; increased use of cremation; changes in the death rate; changes in the political or regulatory environments, including potential changes in tax accounting and trusting policies; StoneMor’s ability to successfully compete in the cemetery and funeral home industry; litigation or legal proceedings that could expose StoneMor to significant liabilities and damage StoneMor’s reputation, including but not limited to litigation and governmental investigations or proceedings arising out of or related to accounting and financial reporting matters; the effects of cyber security attacks due to StoneMor’s significant reliance on information technology; uncertainties relating to the financial condition of third-party insurance companies that fund StoneMor’s pre-need funeral contracts; and various other uncertainties associated with the death care industry and StoneMor’s operations in particular.

When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements set forth in StoneMor’s Annual Report on Form 10-K for the Year Ended December 31, 2018 and the other reports that StoneMor files with the Securities and Exchange Commission, from time to time. Except as required under applicable law, StoneMor assumes no obligation to update or revise any forward-looking statements made herein or any other forward-looking statements made by it, whether as a result of new information, future events or otherwise.

CONTACT:	Investor Relations
StoneMor Partners L.P.
(215) 826-4440